                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             JANUARY 7, 2002
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Date of earliest event reported:            JANUARY 4, 2002
                                ------------------------------------------------



                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                             1-9859                            06-1215192
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(State or Other Jurisdiction                (Commission File Number)               (IRS Employer
of Incorporation)                                                               Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                                                   77002
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(Address of Principal Executive Offices)                                               (Zip Code)



Registrant's telephone number, including area code         (713) 570-3200
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On January 4, 2002, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing the effectiveness, as of December 31, 2001, of the Company's Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code. Filed herewith is such press release.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

            Exhibit number         Description
            --------------         -----------

                 99.1              Press Release of January 4, 2002






                                       3
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PIONEER COMPANIES, INC.


                                           By: /s/ Kent R. Stephenson
                                              ----------------------------------
                                                   Kent R. Stephenson
                                                   Vice President, Secretary and
                                                   General Counsel



Dated: January 7, 2002




                                       4
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                                  EXHIBIT INDEX


       Exhibit number              Description
       --------------              -----------

            99.1          Press Release of January 4, 2002